UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2014

Independence Bancshares, Inc.

(Exact name of registrant

as specified in its charter)

South Carolina	333-121485	20-1734180
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

500 East Washington Street, Greenville, South Carolina, 29601

(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (864) 672-1776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 14, 2014, Independence Bancshares, Inc. d/b/a nD bancgroup (the “Company”) provided the following update on its digital banking, payments and transaction services business to assist interested parties in their understanding of the Company:

Digital Banking, Payments & Transaction Services Business

Our Strategy

With digital payments in the United States growing, check usage decreasing, and a significant portion of consumer transactions in the United States still being initiated in cash, we believe there are opportunities for business efforts configured to provide more efficient digital banking, payments and transaction services. We also believe the lower cost and deeper penetrations of mobile banking and payments enabled by smart phones will accelerate a shift toward mobile payments and banking for younger generation, under-banked and under-serviced market segments as well as market segments that traditionally maintained low or medium deposit balances. We also believe as the mobile channel continues to develop, many consumers will seek to maintain separate and segregated transaction accounts for use on the mobile, online and digital channels as a means of addressing security and privacy concerns. We believe these mobile transaction accounts and the related personal secure identity functionality can also be used to better manage a consumer’s financial lives, spending habits, savings programs and benefit from enhanced rewards, gifts and loyalty services. For these reasons, we expect to continue to invest in and focus on developing these channels and services, including transaction processing, credit management, data and loyalty programs, compliance services and risk management. We will seek to work with a range of partners and companies, from those that have large established customer bases to those that are early stage companies still developing a niche customer base, product or service. These partners and companies are expected to include but not be limited to other banks and financial services companies as well as companies that are in the technology, retail, and telecommunication sectors. We may also consider acquisition of companies, licenses or certain types of technology or distribution channels as well as other regulated depositories if they have strategic or tactical value in executing on this business strategy. In order to pursue this development at the desired level of investment, the Company will need to raise additional capital. This additional capital may take the form of equity, debt, or hybrid securities and may be done on a temporary or permanent basis. In addition, the Company will need to continue to invest in enhanced compliance, technology, regulatory, marketing and operational infrastructures as a result of working with other banks, financial services companies and non-banks in order to ensure appropriate controls and risk management programs are in place prior to materially growing this business.

It is anticipated that this business strategy will generate additional revenues for the Company when and if it is successfully implemented primarily through a customer fee-based model. Fees may take the form of maintenance / relationship fees, transaction fees, membership fees, licensing fees, currency related fees, advisory fees or other market standard fees for ancillary services. It is anticipated that in some cases, some of the fees will be shared with partners and distribution channels in the normal course of business.

Research and Development

We have made and plan to continue to make substantial investments in research and development, and we expect to focus our future research and development efforts on enhancing existing products and services and on developing new products and services. We expect to continue to develop technologies and operating functionalities to improve the efficiencies of and reduce the cost of transaction services, mobile and digital payments, data management and compliances services. These services may include expanding or introducing prepaid debit programs, decoupled debit and real time processing capabilities as well as expanding our traditional debit card issuance programs to generate additional interchange income. We may also seek to develop types of accounts and channels that reduce fraud, credit and settlement risks including near real time settlement accounts as well as those that reduce the types and amount of potential charge-backs. Product offerings may include cloud-based platform services, customized mobile wallets and payment Apps, financial planning and savings Apps, device finance and credit products and interconnectivity and integration web services. They could also include integration, development and engineering services, as well as providing operational, compliance and technology support. These products and services would be designed as separate product offerings, as well as integration services with existing core processing and data management systems, so that the companies may not be required to make wholesale conversions from their existing core processing systems.

We also anticipate expanding marketing and sales capabilities, treasury, funding, risk management and customer support programs which may involve expansion of activities and offices in Greenville, New York City, and other geographic locations as well as forming associations with other banks and financial institutions to establish policies and procedures and infrastructure services for more efficient payment networks and operations. We expect to continue to focus significant research and development efforts on ongoing projects to update the technology platforms for several of our offerings.

Our digital strategy remains subject to our having adequate capital to invest in its development and the support of our banking regulators. See our Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2013.

Forward Looking Statements:

Certain statements in this Current Report contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the market for digital banking, payments and transaction services not developing in the manner that the Company anticipates or, if it does, that the revenue opportunity will be significant; (2) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company, and the timing and amount of future capital raising activities by the Company, if any; and (3) actions taken by banking regulatory agencies related to the banking industry in general and the Company or its subsidiary, Independence National Bank specifically. The assumptions underlying the forward-looking statements could prove to be inaccurate. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by the Company will be achieved. Additional factors that could cause the results to differ materially from those described in the forward-looking statements can be found in the Company’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (www.sec.gov), including the "Risk Factors" included therein. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. The Company does not undertake any obligation to update any forward-looking statement to reflect changes in circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC

By:	/s/ Gordon A. Baird
	Name:	Gordon A. Baird
	Title:	Chief Executive Officer

Dated: July 14, 2014